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                        SECURITIES AND EXCHANGE COMMISSIO


                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act

                                November 30, 2000
                                  Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                         CARAVAN ACQUISITION CORPORATION
              -----------------------------------------------------

            (Exact Name of Registrant as Specified in
                                   its Charter)

                           1118 Homer Street, Suite 229
                   Vancouver, British Columbia, Canada V6B 6L5

                     ----------------------------------------

                     (Address of principal executive offices)



                                  (604) 899-3224
                          ------------------------------
                         (Registrant's telephone number)


Delaware                            0-29697                    52-2218869

(State or other                 (Commission                (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

                         CARAVAN ACQUISITION CORPORATION
                               1504 R Street, N.W.
                              Washington, D.C. 20009

                         --------------------------------
                                 (Former address)

            ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

                         (a) On November 30, 2000 the
            Registrant issued an aggregate of 4,700,000 shares of its common stock in exchange for certain assets of E-VacationPro.com, an unincorporated Canadian business.
            Simultaneously, the Registrant redeemed
            4,700,000 shares of its outstanding shares of common stock from its sole shareholder at a redemption price equal to the par value of the shares, $.0001 per share. Incident to those transactions, new directors of the Registrant were elected and the Board of Directors accepted the resignation of the original officer and director of the Registrant.

                         The Registrant agreed to the
            change in control in light of the new
            management's anticipated business
            operations. The Registrant had no material assets or liabilities and in evaluating the change in control, new management placed a primary emphasis on the Registrant's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended.

                         The new management of the
            Registrant anticipates developing the
            Registrant into an Internet travel
            information company.  It anticipates
            developing an information Web site dedicated to the high-end leisure traveler. The site will be designed to be not only a source of comprehensive information but also a convenient source of related travel information and Web sites such as car rentals, tours and hotels. New management believes that although there currently are several established travel Web sites few, if any, of such Web sites are targeted to the high-end traveler. Management anticipates developing its operations directly as well as through possible acquisitions of one or more existing related companies.

                    The following table contains
            information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days of the date of this report):

                          Number of Shares of            Percent of
Name                      Common Stock Beneficially      Common Stock
                          Owned (1)                      Owned (2)

Nancy Wells                     400,000                   8%
President and Director
229-1118 Homer St.
Vancouver, BC V6B 6L5
Canada

Alina Nikolaeva
Secretary and Director           400,000                   8%
3101-1068 Hornby St.
Vancouver, BC V6Z 2Y7
Canada

Huitt Tracey                      10,000                    *
601-475 Howe St.
Vancouver, BC V6C 2B3
Canada

Sierra Venture Capital           490,000                    9.8%
Corporation Ltd.
Churchill Building,
Front Street, Grand Turk,
Turk & Caicos Islands

A.L.X. Capital Group Ltd.         490,000                   9.8%
Condor House
19 West Street
Nassau, Bahamas

Pacific Holding &                  490,000                   9.8%
Investments Company
IDB House
East Bay Street
Nassau, Bahamas

Coastal Investments Inc.            490,000                   9.8%
Condor House
19 West Street
Nassau, Bahamas

Igor Rybakov                         490,000                  9.8%
#2403-1255 Bidwell St.
Vancouver, BC V6G 2K8
Canada

Five Seas Securities Ltd.            480,000                   9.6%
70 Wulf Road
Nassau, Bahamas

Topace Investment                     480,000                  9.6%
  Capital Limited
Churchill Building
Front Street, Grand Turk
Turk & Caicos Islands

Protek Investors Company Limited      480,000                   9.6%
Tropic Isle Building
Wickhams Cay,
Road Town, Torrola,
British Virgin Island

TPG Capital Corporation               300,000                   6%
1504 R Street, NW
Washington, DC 20009

All executive officers and            810,000                  16.2%
directors of the company as a
group (3 persons)

 * Less than 1%
(1) Includes options and warrants which are exercisable within 60 days of the date of this report.
(2) Based upon 5,000,000 shares outstanding as of the date of this report.

            MANAGEMENT

                         The following table sets forth
            certain information regarding the members of the Registrant's board of directors and its executive officers:

  Name                       Age          Position

  Nancy Wells                35           President, Director

  Alina Nikolaeva            33           Secretary/Treasurer and Director

  Huitt Tracey               41           Director

                    The Registrant's directors have been
            elected to serve until the next annual
            meeting of the stockholders of the
            Registrant and until their respective
            successors have been elected and qualified or until death, resignation, removal or disqualification. The Registrant's
            Certificate of Incorporation provides that the number of directors to serve on the Board of Directors may be established, from time to time, by action of the Board of Directors. Vacancies in the existing Board are filled by a majority vote of the remaining directors on the Board. The
            Registrant's executive officers are
            appointed by and serve at the discretion of the Board of Directors.

                         NANCY WELLS has served as
            president and a director of the Registrant since November 30, 2000. From 1995 to 2000,
            Ms. Wells served as a private communications consultant to various companies, including public companies. Since March, 2000, Ms.
            Wells has served as president of Cyan
            Capital, Inc., a company specializing in venture financing and as president of Wells
            Media, Inc., a privately-owned company
            specializing in communications.  In 1988,
            Ms. Wells received her Bachelor of Arts
            degree from Memorial University of
            Newfoundland.

                         ALINA NIKOLAEVA has served as
            secretary/treasurer and a director of the
            Registrant since November 30, 2000.  From
            1995 to 2000, Ms. Nikolaeva served as
            director of Slavko Enterprises, Inc.   From
            September 1998 to September 2000, Ms.
            Nikolaeva served as a director of
            Absolutefuture.com, Inc., a company
            specializing in ecommerce applications,
            whose stock is quoted on the NASD OTC
            Bulletin Board.  In 1990, Ms. Nikolaeva
            received her degree in chemical engineering from the Academy of Chemical Technology of Russia. Ms. Nikolaeva is currently a candidate for her Juris Doctor degree from the University of British Columbia.

                         HUITT TRACEY has served as a
            director of the Registrant since November
            30, 2000. Since January, 1999, Mr. Tracey has been a self-employed private investor.
            From 1997 to December, 1998, Mr. Tracey
            managed investor relations for Neary
            Resources Corporation, Vancouver, British
            Columbia. From 1988 to 1997, Mr. Tracey served as an accountant executive with Haywood Securities, Inc., Vancouver, British
            Columbia.

            PROPERTY

                    The Registrant leases office space
            for its headquarters at 1118 Homer Street, Suite 229, Vancouver, British Columbia. Its telephone number is 604/ 899-3224.

            LITIGATION

                         There is no current litigation
            in which the Registrant is involved.

            DESCRIPTION OF SECURITIES

                         The Registrant's Certificate of
            Incorporation, by-laws and corporate
            governance are subject to the provisions of the Delaware General Corporation Law, as amended and interpreted from time to time.

            COMMON STOCK

                         The Registrant is authorized to
            issue 100,000,000 shares of common stock, $.0001 par value per share, of which 5,000,000 shares were outstanding as of the date of this report.

                         Holders of shares of common
            stock are entitled to one vote for each
            share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Registrant, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.

                         Holders of common stock have no
            preemptive rights to purchase the
            Registrant's common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

            PREFERRED STOCK

                         The Registrant is authorized to
            issue 20,000,000 shares of preferred stock, $.0001 par value per share. As of the date of this report, there were no shares of preferred stock outstanding. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Registrant without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock. At present, the Registrant has no plans to issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.

            MARKET FOR THE REGISTRANT'S SECURITIES

                         There is currently no trading
            market for the Registrant's securities.  The
            Registrant intends to file a registration statement on Form SB-2, or such other form as may be appropriate, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

                         After effectiveness of the
            registration statement, the Registrant
            intends to apply for quotation of its
            securities on the NASD OTC Bulletin Board.
            The over-the-counter market ("OTC") differs from national and regional stock exchanges in that it (1) is not cited in a single location but operates through communication of bids, offers and confirmations between broker-dealers and (2) securities admitted to quotation are offered by one or more broker-dealers rather than the "specialist" common to stock exchanges. When qualified, if ever (of which there can be no assurance), the Registrant intends to apply for quotation of its securities on the Nasdaq SmallCap Market.

                         In order to qualify for
            quotation on the NASD OTC Bulletin Board, an equity security must have one registered broker-dealer, known as the market maker, willing to list bid or sale quotations and to sponsor such a Company listing. If it meets the qualifications for trading securities on the NASD OTC Bulletin Board the Registrant's securities will trade on the NASD OTC Bulletin Board until such future time, if at all, that it applies and qualifies for admission for listing on the Nasdaq SmallCap Market. The Registrant's securities may never qualify for trading on the NASD OTC Bulletin Board or listing on the NASD SmallCap Market.

                         In order to qualify for
            admission for listing on the Nasdaq SmallCap
            Market, an equity security must, in relevant summary, (1) be registered under the Securities Exchange Act of 1934; (2) have at least three registered and active market makers, one of which may be a market maker entering a stabilizing bid; (3) for initial inclusion, be issued by a company with $4,000,000 in net tangible assets, or $50,000,000 in market capitalization, or
            $750,000 in net income in two of the last three years (if operating history is less than one year then market capitalization must be at least $50,000,000); (4) have a public float of at least 1,000,000 shares with a value of at least $5,000,000; (5) have a minimum bid price of $5.00 per share;
            and (6) have at least 300 beneficial
            shareholders.

                         If the Registrant's securities
            are not quoted on the NASD OTC Bulletin
            Board or other trading market, a
            securityholder will find it difficult to dispose of, or to obtain accurate quotations as to the market value of, its securities.

            RISK FACTORS

            THE REGISTRANT HAS NO OPERATIONS AND NO ASSETS

                         The Registrant is a development
            stage company and currently has no material assets or operations. The Registrant will need to raise capital through the development of operations, the sale of its securities or from debt or equity financing.
             If the Registrant is not able to raise such
            financing or obtain alternative sources of funding, it will not be able to commence or develop its business plan.

            NO OPERATING HISTORY ON WHICH TO MAKE AN
            INVESTMENT DECISION

                         The Registrant has no operating
            history upon which an investor may evaluate making an investment decision. Such lack of operating history makes future anticipated operations uncertain and present a high degree of risk to any potential investor.

            THERE IS NO CURRENT TRADING MARKET FOR THE
            REGISTRANT'S SECURITIES

                    There is currently no established
            public trading market for the Registrant's
            securities.  The Registrant can give no
            assurance that a trading market in its
            securities will develop or, if developed,
            that it will be sustained.   The Registrant
            intends to apply for admission to quotation of its securities on the NASD OTC Bulletin
            Board and, if and when qualified, intends to apply for admission to quotation on the Nasdaq SmallCap Market. If for any reason the Registrant's common stock is not listed on the NASD OTC Bulletin Board or a public trading market does not otherwise develop, shareholders may have difficulty selling their common stock should they desire to do so. Various factors, such as operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Registrant's securities.

            DEPENDENCE ON KEY PERSONNEL

                         The Registrant's success in
            achieving its growth objectives is dependant to a substantial extent upon the continuing efforts and abilities of certain key management personnel. The Registrant does not have employment agreements with any of its executive officers. The loss of the services of any of the executive officers may have a material adverse effect on its business, financial condition, results of operations and liquidity.

            SHARES AVAILABLE FOR FUTURE SALE MAY AFFECT
            THE LIQUIDITY OF THE REGISTRANT'S COMMON
            STOCK

                         If a market is developed for
            the securities of the Registrant, the market price could drop, assuming a trading market for its shares is established, if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm the Registrant's ability to raise additional capital by selling equity securities.

            ADDITIONAL SHARES ENTERING THE MARKET, IF
            ONE SHOULD DEVELOP, PURSUANT TO RULE 144
            WITHOUT ADDITIONAL CAPITAL CONTRIBUTION

                         The outstanding restricted
            shares of the Registrant may become eligible for sale in the public market pursuant to Rule 144 without additional capital contribution to the Registrant. The addition of such shares to the shares already available to the public market may reduce the then current market price of the Registrant's shares without any increase to the Registrant's capital which may result in a reduction in the value of the outstanding shares.

            THE APPLICATION OF THE "PENNY STOCK
            REGULATION" COULD ADVERSELY AFFECT THE
            MARKET PRICE OF THE REGISTRANT'S COMMON STOCK

                         Upon commencement of trading in
            the Registrant's common stock, if such
            occurs (of which there can be no assurance) the Registrant's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock
            Market, provided that current price and
            volume information with respect to
            transactions in such securities is provided by the exchange or system. The Registrant's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors
            (generally those with assets in excess of $1,000,000 or annual income exceeding
            $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase.
            Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Registrant's securities and may have the effect of reducing the level of trading activity of the Registrant's common stock in the secondary market. The foregoing required penny stock restrictions will not apply to the Registrant's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Registrant's common stock will reach or maintain such a level.

            FUTURE AUTHORIZATION OF THE REGISTRANT'S
            PREFERRED STOCK MAY HAVE AN ADVERSE EFFECT
            ON THE RIGHTS OF HOLDERS OF THE COMMON
            STOCK.

                         The Registrant may, without
            further action or vote by its shareholders, designate and issue additional shares of its preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the Registrant's common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make a possible takeover of the Registrant or the removal of its management more difficult and discharge hostile bids for control of the Registrant which bids might have provided shareholders with premiums for their shares.

            ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

                         Not applicable.


            ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

                         Not applicable.


            ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                         Not applicable.


            ITEM 5.     OTHER EVENTS

                         Not applicable.

            ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

                         On November 30, 2000, the sole
            officer and director of the Registrant
            resigned incident to the change in control.

            ITEM 7.     FINANCIAL STATEMENTS

                        Not applicable.

            ITEM 8.  CHANGE IN FISCAL YEAR


                         Not applicable.

            EXHIBITS

            10.1   Asset Acquisition Agreement


            SIGNATURES


                         Pursuant to the requirements of
            the Securities Exchange Act of 1934, the
            Registrant has duly caused this Current
            Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARAVAN ACQUISITION CORPORATION


                                  /s/ Nancy Wells
                                      President

            Date:   December 12, 2000